COLLEGE RETIREMENT EQUITIES FUND

Global Equities Account

     SUPPLEMENT NO. 1
dated June 15, 2006 to the Prospectus dated May 1, 2006

The section in the Prospectus regarding the portfolio management team for the Global Equities Account is being revised in order to correct the information which should have included Drew J. Collins, Lead Portfolio Manager of the Global Equities Account. The following information supplements the portfolio manager chart for the Global Equities Account in the May 1, 2006 Prospectus:

Drew J. Collins, CFA, is a Managing Director and the Lead Portfolio Manager for the Global Equities Account. Mr. Collins, who has over 20 years of investment experience, has worked for TIAA-CREF Investment Management, LLC and other affiliates of TIAA for 15 years and has been a manager for the Global Equities Account for one year.

A11187 (6/06)

COLLEGE RETIREMENT EQUITIES FUND

Global Equities Account

     SUPPLEMENT NO. 1
dated June 15, 2006 to the Statement of Additional Information (SAI)
dated May 1, 2006

The section in the SAI regarding the portfolio management team for the Global Equities Account is being revised in order to correct the information which should have included Drew J. Collins, Lead Portfolio Manager of the Global Equities Account. The following information, which is provided as of December 31, 2005, replaces the portfolio manager chart for the Global Equities Account in the May 1, 2006 SAI:

Name of Portfolio	Number of Other		Total Assets In Accounts		Dollar Range of
Manager	Accounts Managed		Managed (millions)		Equity Securities
					Owned in Account
		Other		Other
	Registered	Pooled	Registered	Pooled
	Investment	Investment	Investment	Investment
	Companies	Vehicles	Companies	Vehicles

Drew J. Collins, CFA	0	2	$12,101	$139	$500,001-1,000,000

Athanasios (Tom)	4	2	$128,277	$50	$0
Kolefas, CFA

Alexander Lee	1	0	$127,965	$0	$0
Muromcew

John N. Tribolet	1	0	$127,965	$0	$0

A11188 (06/06)